                                                                  Exhibit 10.108

                 AMENDMENT NO. 5 TO STOCK RESTRICTION AGREEMENT
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     AMENDMENT NO. 5, dated as of January 2, 1995 (this "Amendment"), to the Stock Restriction Agreement dated as of September 14, 1990, as amended by Amendment No. 1 thereto dated as of August 29, 1991, Amendment No. 2 thereto dated as of March 31, 1993, Amendment No. 3 dated September 1, 1994 and Amendment No. 4 dated December 1, 1994 (the "Stock Restriction Agreement") by and among WorldCorp, Inc., a Delaware corporation ("WorldCorp"), William F. Gorog, Jonathan M. Gorog, Peter M. Gorog, Henry R. Nichols, William N. Melton and John Porter.

     WHEREAS, the parties to the Stock Restriction Agreement desire to amend certain provisions thereof.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Defined Terms.
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     Capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Stock Restriction Agreement.

     2.  Amendments.
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     (i) The first paragraph of Section 6 of the Stock Restriction Agreement is hereby amended to read in its entirety as follows:

               "6. OPTION TO PURCHASE FOUNDERS' SHARES.  Subject to the
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          provisions of Section 6(b) hereof, the Founders hereby grant to WorldCorp the option (the "Option"), exercisable after September 10, 1991, to purchase 4,757,679 of the outstanding shares of Common Stock held by such Founders (the "Optioned Shares")."

     (ii) Section 6(a) of the Stock Restriction Agreement is hereby amended to read in its entirety as follows:

     "(a) The exercise price of the Optioned Shares (the "Exercise Price") shall be $3,885,238 payable as follows:

          October 14, 1994    $  400,000      Cash

          January 2, 1995     $  831,000      Promissory Note

          February 16, 1995    $  563,500    Cash and Promissory Note
                              $2,090,738      302,282 WOA Shares

     For purposes hereof, any WorldCorp Common Stock to be issued based on the February 16, 1995 exercise shall be valued based on the average closing price reported on the NYSE for the 30 day period from November 15, 1994 through December 15, 1994, and shall be issued only after the Registration Statement on Form S-3 covering the optioned shares, filed by the Company with the SEC, is declared effective.

     (iii) Section 6(e) of the Stock Restriction Agreement is hereby amended to read in its entirety as follows:

     "(e) WorldCorp's option to purchase the Optioned Shares, granted under this Section 6, shall be exercised at the times, and in the manner, specified in Section 6(a) hereof."

     3.  Effect of Amendment.
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     The Stock Restriction Agreement shall remain in full force and effect as modified by this Amendment.

     4.  Headings.
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     The headings contained in this Amendment are for reference purposes only, shall not be deemed a part of this Amendment and shall not affect in any way the meaning or interpretation of this Agreement.

     5.  Counterparts.
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     This Amendment may be executed simultaneously in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties hereto as of the date first above written.

                              WORLDCORP, INC.

                              By: /s/ T. Coleman Andrews, III
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                              Name:  T. Coleman Andrews, III
                                    President and Chief Executive Officer


                              WILLIAM F. GOROG

                               /s/ William F. Gorog
                              ___________________________________


                              JONATHAN M. GOROG


                              ____________________________________


                              PETER M. GOROG

                               /s/ Peter M. Gorog
                              ____________________________________



                              HENRY R. NICHOLS


                              ____________________________________


                              WILLIAM N. MELTON


                              ____________________________________

                              JOHN PORTER


                              ____________________________________

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